EXHIBIT 10.1
2007-1 AMENDMENT TO
DOBSON COMMUNICATIONS CORPORATION
AMENDED AND RESTATED
2002 EMPLOYEE STOCK PURCHASE PLAN
     Pursuant to the authority granted to the Board of Directors of Dobson Communications Corporation, under Section 19(a) of the Dobson Communications Corporation Amended and Restated 2002 Employee Stock Purchase Plan (the “Plan”), the Plan is hereby amended as follows:
     Subsection 2(t) of the Plan is hereby amended by deleting said Subsection in its entirety and substituting therefor the following:
“(t) “Purchase Period” means the period commencing on May 1, 2007 and ending on June 28, 2007. Any successive purchase period shall commence and end on dates specified by the Board.”
The effective date of this 2007-1 Amendment shall be June 29, 2007.
Executed this 29th day of June, 2007.

DOBSON COMMUNICATIONS CORPORATION, an Oklahoma corporation
By:	/s/ Steven P. Dussek
Steven P. Dussek
Chief Executive Officer and President

Attest:
/s/ Trent W. LeForce
Trent W. LeForce Assistant Secretary